CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies that, to the best of his knowledge:

1.The Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) of Katapult Holdings, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 15, 2022	/s/ Karissa Cupito
Karissa Cupito
Chief Financial Officer
(Principal Financial Officer)